UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): July 5, 2006

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 5, 2006, Steven J. Glaser, Senior Vice President and Chief Operating Officer, Transmission and Distribution of UniSource Energy Corporation and Tucson Electric Power Company, retired. Mr. Glaser’s position has not been filled.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2006	UNISOURCE ENERGY CORPORATION —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer
Date: July 5, 2006	TUCSON ELECTRIC POWER COMPANY —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer